UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):
April 10, 2018

AMERICAN AXLE & MANUFACTURING HOLDINGS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware
(State of Incorporation)

No. 001-4303	No. 38-3161171
(Commission File Number)	(IRS Employer Identification Number)

One Dauch Drive,
Detroit, Michigan	48211-1198
(Address of principal executive offices)	(Zip Code)

(313) 758-2000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 10, 2018, upon approval and recommendation by the Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) of American Axle & Manufacturing Holdings, Inc. (the “Company” or “AAM”), the Executive Committee of the Board approved the amendment and adoption of certain benefit plans and agreements in which the named executive officers of the Company, along with other employees of the Company and its subsidiaries, are eligible to participate. These plans were amended or adopted, as applicable, in connection with the Company’s harmonization of its benefits programs following the Company’s acquisition of Metaldyne Performance Group, Inc. on April 6, 2017. The material terms of the amended and adopted plans are summarized below.

AAM Supplemental Executive Retirement Plan Amendment to Freeze and Close to New Entrants

The AAM Supplemental Executive Retirement Plan (the “SERP”), as previously amended and restated August 1, 2012, was amended and restated to freeze (i) as of April 30, 2018, further benefit accruals and the vesting of benefits and (ii) as of April 1, 2018, new eligibility to participate. Existing benefits will pay out in accordance with the SERP’s terms. The foregoing summary of the SERP does not purport to be complete and is qualified in its entirety by reference to the SERP, which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

AAM Executive Deferred Contribution Plan Amendment to Freeze and Close to New Entrants

The AAM Executive Deferred Contribution Plan(the “EDC”), as previously amended and restated January 1, 2005, was amended to freeze (i) as of December 31, 2018, further contributions and (ii) as of April 1, 2018, new eligibility to participate. Existing contributions will vest and pay out in accordance with the EDC’s terms. The foregoing summary of the EDC does not purport to be complete and is qualified in its entirety by reference to the EDC, which is attached as Exhibit 10.2 hereto and incorporated herein by reference.

AAM Executive Retirement Savings Plan Adoption

In connection with freezing the SERP and the EDC, the AAM Executive Retirement Savings Plan (the “ERSP”) was adopted, effective as of January 1, 2019. The ERSP is a nonqualified deferred compensation program sponsored by and contributed to by the Company to provide certain highly-compensated employees the opportunity to receive supplemental deferred compensation upon retirement and certain other qualifying events. The ERSP does not provide for participants to make any contributions. All terms related to vesting, distributions and elections are in accordance with the terms of the ERSP and governed at all times by Section 409A of the Internal Revenue Code. The foregoing summary of the ERSP does not purport to be complete and is qualified in its entirety by reference to the ERSP, which is attached as Exhibit 10.3 hereto and incorporated herein by reference.

AAM Executive Officer Severance Plan Adoption

The AAM Executive Officer Severance Plan (the “Severance Plan”) was adopted in order to provide severance other than in connection with a change in control to executive officers of the Company and certain other associates of Company and its subsidiaries as determined by the Committee in its sole discretion from time to time, in each case who do not have severance protection under an employment agreement. Under the Severance Plan, upon a termination of a participant’s employment by the Company without Cause or a resignation by the participant for Good Reason (each as defined in the Severance Plan) not in connection with a change in control, the participant will be entitled to receive the following payments and benefits: (i) a cash amount equal to the participant’s base salary and target bonus for the applicable severance period; (ii) any unpaid annual bonus for the completed performance year immediately preceding the year of termination; (iii) a prorated annual bonus for the year of termination; (iv) continued participation in AAM’s medical benefit plans for the applicable severance period, or, in certain cases, a cash amount equal to the value of the benefit continuation, subject to mitigation; and (v) reimbursement of outplacement service costs up to $20,000. The severance period for named executive officers participating in the Severance Plan is 1 or 1.5 years. These benefits are subject to the participant’s execution and non-revocation of a general waiver and release of claims against the Company and the participant’s continued compliance with the restrictive covenants of the Severance Plan. The benefits are also subject to recoupment or clawback. The foregoing summary of the Severance Plan does not purport to be complete and is qualified in its entirety by reference to the Severance Plan, which is attached as Exhibit 10.4 hereto and incorporated herein by reference.

Employment Agreement Amendments

The amended and restated employment agreement between David C. Dauch, Chairman of the Board and Chief Executive Officer of the Company, and the Company, dated February 19, 2015 (attached as Exhibit 10.1 to the Company’s current report on Form 8-K filed February 26, 2015) and the employment agreement between Michael K. Simonte, President of the Company, and the Company, dated August 1, 2015 (attached as Exhibit 10.1 to the Company’s current report on Form 8-K filed August 1, 2015) were amended to align the calculation of the cash severance payable under each of the employment agreements with that provided under the Severance Plan, specifically revising Mr. Dauch’s and Mr. Simonte’s applicable severance calculations to include target annual bonus (in addition to base salary) and providing for a prorated annual bonus for the year of termination. The amendments also provided that severance will be paid in a lump sum to the extent allowable under Section 409A of the Internal Revenue Code. The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the amendment to the amended and restated employment agreement of Mr. Dauch, which is attached as Exhibit 10.5 hereto, and the employment agreement of Mr. Simonte, which is attached as Exhibit 10.6 hereto, each of which are incorporated herein by reference.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.	Description

10.1	AAM Supplemental Executive Retirement Plan, as amended and restated

10.2	Amendment to the AAM Executive Deferred Compensation Plan, as amended and restated January 1, 2005, together with the amended and restated AAM Executive Deferred Compensation Plan

10.3	AAM Executive Retirement Savings Plan

10.4	AAM Executive Officer Severance Plan

10.5	Amendments to the Amended and Restated Employment Agreement dated February 19, 2015 by and between the Company and David C. Dauch

10.6	Amendment to the Employment Agreement dated August 1, 2015 by and between the Company and Michael K. Simonte

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN AXLE & MANUFACTURING HOLDINGS, INC.

Dated: April 13, 2018	By:	/s/ David E. Barnes
	Name:	David E. Barnes
	Title:	Vice President, General Counsel & Secretary